UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)
January 24, 2003

AMX Corporation
(Exact name of registrant as specified in its charter)

Texas	0-26924	75-1815822
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3000 Research Drive Richardson, Texas		75082
(Address of principal executive offices)		(Zip Code)

(Registrant’s telephone number, including area code)
(469) 624-8000

Item 5.  Other Events and Regulation FD Disclosure

On January 23, 2003, AMX Corporation issued a press release announcing its financial results for the third quarter ended December 31, 2002. Attached hereto as Exhibit 99.1 and incorporated by reference herein is a copy of the January 23, 2003 press release.

Item 7.  Financial Statements and Exhibits

(c)    Exhibits.

Exhibit 99.1 Press release dated January 23, 2003.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMX Corporation (Registrant)

Date January 23, 2003	/s/ Jean M. Nelson
Jean M. Nelson VP and Chief Financial Officer